Corporate and Group Information	6 Months Ended
Jun. 30, 2024
Corporate and Group Information [Abstract]
Corporate and Group information

1. Corporate and Group information

1.1. General information

Lifezone Metals Limited (the Company, individually and together with its controlled subsidiaries “Lifezone”) is a limited company incorporated and domiciled in the Isle of Man, whose shares have publicly traded on the New York Stock Exchange (“NYSE”) since July 6, 2023, under the trading symbol LZM. Lifezone’s warrants trade on the NYSE under the symbol LZMW.

The Company’s registered office is located at Commerce House, 1 Bowring Road, Ramsey, IM8 2LQ, Isle of Man.

The Unaudited Condensed Consolidated Interim Financial Statements of Lifezone for the six months ended June 30, 2024, were authorized for release in accordance with a resolution of the Directors of Lifezone on August 17, 2024.

1.2. Business overview

Lifezone aims to provide cleaner metals solutions for the global supply chain through the development, patenting, and licensing of its hydrometallurgical processing technology (“Hydromet Technology”), which has applicability to the extractive metallurgy, minerals, and metals recycling industries.

Lifezone’s primary metals asset is the Kabanga Nickel Project in Tanzania, believed to be one of the world’s largest and highest-grade undeveloped nickel sulfide deposits.

Lifezone’s management has technical expertise in hydrometallurgical refining, a track record of building and operating mines and commercial capabilities to finance projects of this scale.

1.3. Hydromet Technology overview

Lifezone’s Hydromet Technology is amenable to processing and refining metals from sulfide minerals containing nickel, copper, cobalt, platinum, palladium, rhodium and gold. As of June 30, 2024, Lifezone has 6 active patent families comprising 162 granted patents in a total of 67 countries. Within the same patent families, Lifezone has an additional 102 patent applications pending across multiple countries.

Compared to traditional pyrometallurgical smelting and refining technologies, Lifezone’s Hydromet Technology is expected to produce less carbon dioxide emissions per ton of metal produced with zero sulfur dioxide emissions, be more capital and operating cost efficient, have faster processing times and enable fully traceable refined LME-grade metals to enable enhanced supply chain transparency.

On July 18, 2023, Lifezone acquired The Simulus Group (“Simulus”), a leading hydrometallurgical laboratory and engineering company located in Perth, Australia. Prior to the acquisition, Simulus generated revenue by providing external hydrometallurgical test work and engineering services to a broad range of clients in the mining industry, including Lifezone. As of June 30, 2024, the primary activity at the Simulus laboratory has been the construction and operation of two Hydromet pilot plants at its premises in Perth, that will substantiate the applicability of Lifezone’s Hydromet Technology for its two core commercial projects, the Kabanga Nickel Project and the recycling of platinum, palladium and rhodium (together, “platinum group metals” or “PGMs”) from salvaged automotive catalytic converters.

Lifezone is focused on commercializing its Hydromet Technology across the metals and mining industry. Research and development are continuous alongside the broadening of Lifezone’s intellectual property portfolio through applications for additional patents to be applied to new opportunities in other metal groups and deposit types. Lifezone seeks to ensure that its Hydromet Technology remains protected through patent applications. In addition, Simulus is expected to have capacity in the future to provide revenue-generating bespoke test work and engineering services for external clients.

1.4. Kabanga Nickel Project

Lifezone’s primary metals asset is the Kabanga deposit in north-west Tanzania. Approximately 340 kilometers from Kabanga, a refinery is anticipated to be constructed that will utilize Lifezone’s Hydromet Technology to unlock a new source of fully traceable LME-grade nickel, copper and cobalt for the global battery metals markets, to empower Tanzania to achieve full in-country value creation and become the next premier source of Class 1 nickel. The refinery is expected to be located at a brownfield site in Kahama with existing infrastructure, a trained workforce and nearby rail, roads and airstrip. The results of the ongoing study work for the Kabanga Nickel Project are expected to be completed in Q3 2024.

In October 2021, the government of Tanzania issued the Special Mining License (“SML”) over the Kabanga deposit area, and in March 2024, a Refining License was issued at the proposed refinery location in Kahama. The Government of Tanzania is a 16% shareholder in the Kabanga Nickel Project with a non-dilutable interest via its holding in Tembo Nickel Corporation Limited (“TNCL”). The remaining 84% in TNCL is owned by Kabanga Nickel Limited (“KNL”), whose shareholders are Lifezone (83.0%) and BHP Billiton (UK) DDS Ltd (“BHP”) (17.0%) – the largest mining company in the world by market capitalization.

In December 2021, BHP invested $40.0 million into KNL in return for an 8.9% shareholding and $10.0 million into Lifezone Limited. In October 2022, BHP invested an additional $50.0 million into KNL increasing its stake to 17.0% and concurrently signed an investment option agreement to take its stake in KNL to 60.7% pending delivery of the Kabanga Nickel Project definitive feasibility study (“DFS”) and other conditions. BHP holds approximately 1.2 million shares in Lifezone representing a 1.5% shareholding.

Lifezone is engaged in commercial discussions with global customers to monetize its portion of marketing rights with an offtake transaction. The end users of finished products from Kabanga are expected to be involved in the supply chain of battery electric vehicles that will support the global energy transition towards decarbonization.

1.5. Platinum, palladium and rhodium recycling project in the United States

Lifezone’s Hydromet Technology intellectual property was initially conceived from test work on PGM mineral concentrates, and it’s the first test work and scoping study was undertaken in 2014 to demonstrate the successful recovery of PGMs from spent automotive catalytic converters (“autocats”). Today, over 20% of global PGM supply is derived from the secondary autocat recycling market.

Recycling is expected to play an important role as an alternative supply of critical metals. However, current recycling practices, involving conventional smelting and refining, compound the carbon dioxide emissions intensity of metal units. Through the application of its Hydromet Technology, Lifezone intends to break this energy-intensive and pollutive recycling chain by providing a cleaner, lower-emissions and responsibly sourced recycling solution.

Through Lifezone’s partnership with Glencore, a major and diversified participant in global commodities, the Company is evaluating the design and construction of a commercial-scale Hydromet PGM recycling facility in the United States to recycle PGMs from autocat material.

In January 2024, Lifezone and Glencore each funded $1.5 million into a newly established US Lifezone group entity with proceeds designated towards the pilot program and the completion of a feasibility study currently underway at Simulus. The results are expected to demonstrate the effectiveness of Lifezone’s Hydromet Technology to recover and refine PGMs from autocats and will form the basis of Glencore and Lifezone’s final investment decision to construct the first Hydromet PGM recycling facility in the US. The feasibility study is expected to be completed in Q4 2024. Following its initial $1.5 million investment, Glencore holds a 6% interest in the Project.